Exhibit 99.01

NASDAQ: TNXP Corporate Presentation July 2015 © 2015 Tonix Pharmaceuticals Holding Corp.

2 Cautionary note on forward - looking statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our possible need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2014 , as filed with the Securities and Exchange Commission (the “SEC”) on February 27 , 2015 and future periodic reports filed with the SEC on or after the date hereof . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

3 Developing innovative medicines for large and growing markets Common and chronic disorders of the central nervous system (CNS) Next - generation medicines with transformative treatment potential Late - stage candidates supported by human experience Capitalized to achieve key readouts in all of our clinical - stage programs

4 Candidate Indication Near - term Catalyst Tonmya Fibromyalgia Top line data H2 2016 TNX - 102 SL PTSD Top line data H1 2016 TNX - 201 Episodic Tension - Type Headache Top line data Q4 2015 Pipeline led by Tonmya ™ for fibromyalgia (cyclobenzaprine HCl sublingual tablets, 2.8 mg) Preclinical Phase 1 Phase 2 Phase 3 NDA Market Tonmya / T NX - 102 SL (cyclobenzaprine HCl sublingual tablet, 2.8 mg) and TNX - 201 ( dexisometheptene mucate ) are Investigational New Drugs and are not approved for any indication.

Fibromyalgia: a chronic, multi-symptom disorder that generates frustration for patients and physicians

5

- **Fibromyalgia is characterized by:**
  - Chronic widespread pain
  - Unrefreshing sleep
  - Fatigue
  - Diminished cognition
- **Believed to result from amplified sensory and pain signaling in CNS[1]**
- **Causes significant impairment in all areas of life**
  - Lower levels of health-related quality-of-life – reduced daily functioning
  - Interference with work (loss of productivity, disability)
- **Inflicts substantial strain on the healthcare system**
  - Average patient has 20 physician office visits per year[2]
  - Annual direct medical costs are twice those for non-fibromyalgia individuals[3]

[1] *Phillips K & Clauw DJ, Best Pract Res Clin Rheumatol. 2011;25:141.*
[2] *Robinson et al, Pain Medicine. 2013;14:1400.*
[3] *White et al, J Occupational Environ Med 2008;50:13.*

TONIX PHARMACEUTICALS

Fibromyalgia is a large market, but remains under-diagnosed…

6

Total U.S. market for fibromyalgia (on- and off-label usage) is estimated to be >22 million prescriptions annually[2,3]


Affects 2-6%
(5-15 m) Americans[1]



- Chronic condition with onset typically in the 30's-40's, predominantly in females
- **Approved drugs achieved 2014 U.S. sales of $1.2 billion[4]**
  - Represents about 5.6 million prescriptions[3]
- Among those diagnosed, 85% receive treatment[2] = 2.3 million U.S. adults
- Diagnosis rate of 1.1% = 2.7 million U.S. adults
  → suggests under-diagnosis

[1] *Lawrence et al, Arthritis Rheum 2008;58:26; Vincent et al, Arthritis Care Res 2013;65:786; Jones et al, 2015;67:568.*
[2] *Robinson RL et al, Pain Med 2012;13:1366.*
[3] *Independent study conducted by IMS Consulting Group, April 2015 using IMS MIDAS (ex-manufacturing price), factored for fibromyalgia based on IMS National Disease and Therapeutic Index (NDTI).*
[4] *Product sales derived from IMS MIDAS; IMS NDTI used to factor usage for fibromyalgia; data accessed April 2015.*

TONIX PHARMACEUTICALS

7 …and fewer than half of those treated receive sustained benefit from the three FDA - approved drugs The treatment objective is to restore functionality and quality of life by broadly improving symptoms while avoiding significant side effects The majority discontinue therapy due to lack of a response or poor tolerability: 1 Respond, but intolerant of side effects Do not respond 25% 35% 40% 60% 1 Market research by Frost & Sullivan, commissioned by Tonix (2011). FDA = U.S. Food and Drug Administration

8 Side effects are the most common driver of treatment discontinuation 1 Robinson et al., Pain Medicine 2013;14:1400. 63% 30% 15% 7% 5% 1% 0% 10% 20% 30% 40% 50% 60% 70% Adverse Events Lack of Efficacy Other reasons Too Costly No answer Felt Better Reasons for Discontinuation (results from large longitudinal patient survey 1 )

9 Relief of several symptoms is important to patients 0 1 2 3 4 5 6 7 8 Symptom Intensity During Past Week ( Mean) 1 1 Bennett RM et al, BMC Musculoskelet Disord 2007;8:27.

10 Pervasive treatment dissatisfaction creates an opportunity for a differentiated therapeutic option High rates of discontinuation, switching and augmentation - Patients cycle through different medications - A ttempt to treat multiple symptoms and/or avoid intolerable side effects - Two or more medications are used simultaneously, on average 1 - The typical patient has tried six different medications 2 Significant off - label use of prescription painkillers and sleep aids Large need for new therapies that provide broad symptom relief without a significant side effect burden 1 Robinson RL et al, Pain Medicine 2012;13:1366. 2 “Patient Trends: Fibromyalgia”, Decision Resources, 2011.

11 Tonmya in Phase 3 clinical development for fibromyalgia Advanced sublingual tablet containing cyclobenzaprine (CBP) 2.8 mg - Eutectic formulation rapidly delivers a low dose of CBP - Avoids first - pass metabolism reduces exposure to long - lived active metabolite - Designed for chronic bedtime administration, no titration Tonmya demonstrated broad activity and was very well - tolerated in Phase 2b study - Statistically - significant improvements across core fibromyalgia symptoms - Systemic tolerability similar to placebo - Transient administration site reactions were more common with Tonmya , no impact on completion rate Tonix approaches the treatment of fibromyalgia by targeting sleep quality - Non - restorative sleep is a common clinical and diagnostic feature 1 - Evolving understanding of the role of sleep in pain control and fibromyalgia development 2 - Tonmya targets CNS receptors believed to play key roles in sleep physiology 1 Swick TJ, Ther Adv Musculoskel Dis 2011;3:167 - 178 . 2 Choy EHS, Nat Rev Rheumatol adv online pub 28 April 2015. Tonmya is an Investigational New Drug and is not approved for any indication.

12 CBP is detected in plasma within minutes following sublingual administration of Tonmya in Phase 1 studies Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication. Time (hours)

13 Tonmya is a proprietary eutectic formulation of low dose CBP engineered for sublingual transmucosal absorption 1. Transmucosal absorption requires a basic excipient. 3. Eutectic composition protects cyclobenzaprine HCl from degradation caused by the basic excipient. 2. However, a basic excipient results in an unstable tablet. Tonmya is an Investigational New Drug and is not approved for any indication.

14 Phase 2b “BESTFIT” study of Tonmya in fibromyalgia BESTFIT = BE dtime S ublingual T NX - 102 SL as F ibromyalgia I ntervention T herapy - Randomized , double - blind, placebo - controlled trial - 2010 American College of Rheumatology diagnostic criteria for fibromyalgia - 205 participants were randomized 1:1 at 17 U.S. sites - One sublingual tablet of Tonmya (TNX - 102 SL 2.8 mg) or placebo daily at bedtime for 12 weeks - Evaluated measures of pain, sleep quality, and other assessments of fibromyalgia First Patient – First Dose September 2013 Last Patient – Last Dose August 2014 Tonmya is an Investigational New Drug and is not approved for any indication.

BESTFIT: Tonmya broadly improved fibromyalgia

15

Category	Endpoint – week 12[1]	*p* value
Pain	30% responder analysis[2]	0.033
Sleep	Daily Sleep Quality PROMIS Sleep Disturbance	<0.001 0.005
Overall response to therapy	PGIC	0.025
Assessment of disease impact	FIQ-R Total score	0.014

$p < 0.05$ → statistically significant

BESTFIT pre-specified primary endpoint: change in week 12 mean pain score (p=0.172)

- PROMIS = Patient-Reported Outcomes Measurement Information System
- PGIC = Patient Global Impression of Change
- FIQ-R = Fibromyalgia Impact Questionnaire - Revised

[1] Intent-to-treat analysis, N=205 (Tonmya N=103, placebo N=102)
[2] FDA-accepted primary endpoint in current Phase 3 AFFIRM study
Source: Phase 2b BESTFIT study data.
Tonmya is an Investigational New Drug and is not approved for any indication

TONIX PHARMACEUTICALS

16 BESTFIT: Tonmya significantly improved the 30% pain responder rate Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication. A 30% responder is an individual whose pain has decreased ≥30% from baseline to week 12 In a responder analysis each patient “counts once” 30 % pain responder analysis at week 12 is the FDA - accepted primary efficacy endpoint in our Phase 3 registration program

17 BESTFIT: Tonmya significantly improved sleep quality Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication.

18 - 0.88 - 1.85 -2 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 0 2 4 6 8 10 12 Placebo TNX-102 SL BESTFIT: Tonmya significantly improved weekly average of Daily Diary Sleep Quality scores Mean change from Baseline Study Week P <.001 Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication.

19 BESTFIT: Tonmya significantly improved FIQ - R T otal scores Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication.

20 BESTFIT: More FIQ - R responders with Tonmya vs. placebo at all levels Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication.

21 BESTFIT: Tonmya improved Week 12 PGIC responder rate Source : Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication.

22 Tonmya was well tolerated in the BESTFIT study No serious adverse events (SAE) reported with Tonmya Most frequent local adverse events were administration site reactions - Previously reported in Phase 1 studies; no detectable bias on efficacy results - Transient tongue numbness (42% Tonmya vs . 1% placebo) - Abnormal taste (8% Tonmya vs . 0% placebo) Trial completion rates of 86% with Tonmya vs . 83% with placebo Systemic adverse events reported by at least 3.0% of the total study population Tonmya (N=103) Placebo (N=101) Total (N=204) Somnolence 1.9 6.9 4.4 Dry Mouth 3.9 4.0 3.9 Back Pain 4.9 3.0 3.9 Source: Phase 2b BESTFIT study data. Tonmya is an Investigational New Drug and is not approved for any indication.

23 BESTFIT: Presence of oral adverse events did not lead to meaningful differences in outcome measures Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication.

24 Phase 3 AFFIRM Study is underway Second Phase 3 clinical trial expected to begin in 2Q 2016 - Currently expected to be similar to AFFIRM in design and size Tonmya in Phase 3 registration program in fibromyalgia Randomized, double - blind, placebo - controlled study in fibromyalgia N=500; approximately 35 U.S. clinical sites Primary efficacy endpoint: - Difference in 30% pain responder analysis at Week 12 between Tonmya and placebo Placebo once - daily at bedtime 12 weeks Tonmya once - daily at bedtime N = 250 N = 250 2.8 mg open - label extension Source: Phase 2b BESTFIT study data. Tonmya / TNX - 102 SL is an Investigational New Drug and is not approved for any indication. Top line data expected 2H16

25 Preclinical Phase 1 Phase 2 Phase 3 NDA Market TNX - 102 SL in Phase 2 development for PTSD PTSD = post - traumatic stress disorder Tonmya / T NX - 102 SL and TNX - 201 are Investigational New Drugs and are not approved for any indication . Candidate Indication Near - term Catalyst TNX - 102 SL PTSD Top line data H1 2016 Preclinical Phase 1 Phase 2 Phase 3 NDA Market

PTSD: An important and growing public health problem

26

- **PTSD is a chronic disorder following a traumatic event and is characterized by:**
  - re-experiencing the triggering event
  - negative alterations in mood/cognition
  - situation/stimulus avoidance
  - hypervigilance (anxiety, difficulty sleeping)
- **Considered a stress response, but prolonged and does not resolve with time**
  - Of those who experience significant trauma, ~15% develop PTSD (20% of women, 8% of men)[1]
- **Associated with significant life disruption**
  - Social isolation, inability to maintain employment, loss of independent living
  - Unpredictable acts of violence, suicidal thoughts

[1] Kessler et al, Arch Gen Psychiatry 1995;52:1048.

TONIX PHARMACEUTICALS

PTSD is a large problem for both civilians and the military

27


Affects 3.5%
(8.5 m) Americans[1]

- ~70% are considered to have moderate to severe symptoms
- Of those diagnosed, ~50% utilize professional healthcare (psycho/pharmacotherapy)[2]

- **Higher prevalence in military population**
  - 20% of veterans from recent conflicts will have potential/provisional PTSD[3]
  - ~500,000 veterans are receiving treatment for PTSD in the VA health system (2009)[4]
  - Majority are male
  - Alcohol and substance abuse are common

[1] Kessler RC at al, Arch Gen Psychiatry 2013;62:617; U.S. Census Bureau, 2013 Projection.
[2] Wang et al, Arch Gen Psychiatry 2005;62:629.
[3] Report on VA Facility Specific Operation Enduring Freedom (OEF), Operation Iraqi Freedom (OIF), and Operation New Dawn (OND) Veterans Diagnosed with Potential or Provisional PTSD.
[4] Berndary et al, J Clin Psychiatry 2012;73:297.

TONIX PHARMACEUTICALS

28 Significant gap in current therapeutic landscape for PTSD Medicines for PTSD often provide inadequate and/or inconsistent benefit - FDA - approved medications are limited to two SSRIs, approved >10 years ago - Weak evidence of treatment effect in men 1 - Lack of evidence of efficacy in those with a history of combat - related trauma 2 - Carry suicidality warnings, require dose titration Sleep dysfunction in PTSD is resistant to currently - approved options - 95%+ report insomnia, 83% report recurrent dreams of the trauma 3 - Correlated with disease severity, depression, substance abuse and suicide 4 - Poor sleep quality after trauma may increase the risk of developing PTSD - Off - label use of anxiolytics, sedative - hypnotics, opiates, and antipsychotics SSRI = selective serotonin reuptake inhibitor 1 Marshall et al, Am J Psychiatry 2001;158:1982. 2 Jonathan Davidson, personal communications, 2014. 3 Green B. Post - traumatic stress disorder: Symptom profiles in men and women. Curr Med Res Opin 2003;19:200 – 4 . 4 Germain et al, J Anxiety Disord 2005;19:233; Krakow et al, J Nerv Ment Dis 2002;190:442.

TNX-102 SL's potential as a treatment for PTSD is supported by clinical evidence and nonclinical activities

29

- **TNX-102 SL targets mechanisms associated with treating disturbed sleep in PTSD**
  - 5-HT2A receptor antagonist and reuptake inhibitor (like trazodone)
  - Alpha-1 adrenergic receptor antagonist (like prazosin)
  - Trazodone and prazosin receive off-label use to treat sleep dysfunction in PTSD
- **Fibromyalgia program informs development of TNX-102 SL in PTSD**
  - Improvements observed in Phase 2b BESTFIT study relate to PTSD core symptoms

Outcome Measure at Week 12 in BESTFIT[1]	*p* value
PROMIS Sleep Disturbance	0.005
FIQ-R Anxiety Item	0.015
FIQ-R Sensitivity Item	0.017

$p < 0.05$ → statistically significant

[1] Phase 2b BESTFIT study data

TNX-102 SL is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

Phase 2 "AtEase" trial of TNX-102 SL in PTSD is ongoing

www.ateasestudy.com

30

TNX-102 SL at bedtime once-daily 2.8 mg	*N = 88*
TNX-102 SL at bedtime once-daily 5.6 mg	*N = 44*
Placebo at bedtime once-daily	*N = 88*

12 weeks → ***open-label extension***

- Randomized, double-blind, placebo-controlled trial in military-related PTSD
- N=220; approximately 25 U.S. clinical sites
- Primary efficacy endpoint:
  - Difference in Clinician-Administered PTSD Scale (CAPS) score between TNX-102 SL 2.8 mg and placebo at <u>eight</u> weeks

Top line data expected 1H16

TNX-102 SL is an Investigational New Drug and is not approved for any indication.

TONIX PHARMACEUTICALS

31 TNX - 201 in Phase 2 development for episodic tension - type headache Preclinical Phase 1 Phase 2 Phase 3 NDA Market Tonmya / T NX - 102 SL and TNX - 201 are Investigational New Drugs and are not approved for any indication. Preclinical Phase 1 Phase 2 Phase 3 NDA Market Candidate Indication Near - term Catalyst TNX - 201 Episodic Tension - Type Headache Top line data Q4 2015 Preclinical Phase 1 Phase 2 Phase 3 NDA Market

Episodic tension-type headache (ETTH)

32

- **75 million adults in the U.S. experience frequent episodic tension-type headaches[1]**
  - Constant band of pressure on the back/sides of head; "squeezed in a vice" feeling
  - "Frequent" = one to 15 headaches per month over a three-month period
  - Approximately 60% receive treatment[2]
- **Over-the-counter medications are inadequate for many**
  - 10 million prescriptions per year for 'non-migraine' headaches in the U.S.[3]
- **All of the FDA-approved prescription medications contain a barbiturate (butalbital)**
  - Impairs alertness, carries risks of dependence; physically and psychologically addictive
  - Increases the risk that episodic headaches will become chronic
  - "Extended use not recommended" warning in product labels

No new medications introduced for >40 years

[1] *Schwartz et al., JAMA 1998;279:381-383; Chowdhury, Ann Ind Acad Neurol 2012;15:83-88; Tonix analysis of public literature.*
[2] *Scher et al., Cephalalgia 2010;30:321-328; Tonix analysis of public literature.*
[3] *Based on independent study conducted by Trinity Partners using IMS National Prescription Audit (8/2013 – 7/142014) and IMS National Disease and Therapeutic Index™ Q3 2008 – Q3 2014.*

TONIX PHARMACEUTICALS

33 Patients with ETTH seek medical attention Non - migraine headaches lead to 9.2 million emergency room or office visits each year 1.7 7.6 4.5 4.7 0 2 4 6 8 Emergency Room Office Visits Number of Patients in Millions Care - Seeking For Non - Migraine Headache Migraine Non - Migraine Health Care Utilization Project data, 2011; IMS National Disease and Therapeutic Index™ 2013.

34 ETTH is the most common type of headache More than one - third of U.S. adults experience frequent ETTH 1 38% 13% 2% 0% 20% 40% 60% ETTH Migraine Chronic One - Year Prevalence Rate for U.S. Adult Population (18 - 65) Adults (18 - 65) 2 ~198 M 1 Schwartz et al., JAMA 1998;279:381 2 U.S. Census Bureau, 2013 Projection. ~75 M ~26 M ~4.4 M

35 TNX - 201 has evolved from popular headache medications with a long history of use TNX - 201 ( dexisometheptene mucate ) - S ingle optical isomer of isometheptene (IMH) A mixture of IMH optical isomers had been widely prescribed for many decades - “Racemic isometheptene ” - Single - agent medicine (pre - 1962) - Component of combination drug product - Midrin ® – NDA withdrawn - Prodrin ® – marketed under “unapproved drug category” No product containing any form of isometheptene is FDA - approved for any indication TNX - 201 is an Investigational New Drug and is not approved for any indication.

36 Racemic isometheptene combination (RIC ) prescriptions had been commonly written Usage of RIC Prescriptions for All Diagnoses 1 2.44 2.43 2.50 2.45 2.45 2.35 0 1 2 3 1995 1996 1997 1998 1999 2000 Number of Prescriptions (Millions) Other Non-Migraine (eg, ETTH) Migraine 1 IMS Health, National Prescription Audit, 01/1995 – 12/2000 (extracted 8/2014); IMS Health, IMS National Disease and Therapeutic Index™, 01/1995 – 12/2000 (extracted 8/2014).

37 Optical isomers of IMH have distinct pharmacological activities Previously marketed IMH drugs contained a mixture of two mirror - image isomers (racemic IMH) (R) isomer (S) isomer • Analgesic • Binds to imidazoline - 1 receptor • Inactive on adrenergic receptors • Sympathomimetic x TNX - 201 TNX - 201 is an Investigational New Drug and is not approved for any indication. Tonix is developing a single IMH isomer for ETTH, supported by proprietary research

38 TNX - 201 was well - tolerated in Phase 1 study Phase 1 study in healthy volunteers - Single ascending dose study (N=45) – three cohorts of 15 subjects - Randomized to TNX - 201, racemic IMH, or placebo (3:1:1 ratio, resp.) TNX - 201 35 mg (N=9) TNX - 201 70 mg (N=9) TNX - 201 140 mg (N=9) Racemic IMH 70 mg (N=9) Placebo (N=9) Subjects reporting ≥1 adverse event, % 22 11 0 11 33 – Adverse events reported by TNX - 201 subjects all rated as “ mild”; most were not study drug - related – No subject discontinued due to treatment - emergent adverse events – Dose - related increase in TNX - 201 plasma levels ( C max , AUC ) – No evidence of isomer interconversion TNX - 201 is an Investigational New Drug and is not approved for any indication.

39 Proof - of - concept Phase 2 trial of TNX - 201 in ETTH Randomized, double - blind, placebo - controlled trial in episodic tension - type headache N =200; approximately 10 U.S. clinical sites Top line data expected Q4 2015 Placebo TNX - 201 N = 100 N = 100 140 mg A proof - of - concept study to evaluate: - Proportion of subjects who report “pain free” at several intervals post - dose - Proportion of subjects who use rescue medication during the 24 hours post - dose - Change from baseline in pain severity score at several intervals post - dose No FDA clinical guidelines on tension - type headache No ETTH drug approved in over four decades - Expect to discuss Phase 3 program design with FDA at End - of - Phase 2 meeting TNX - 201 is an Investigational New Drug and is not approved for any indication.

40 TNX - 201 is active on the imidazoline - 1 receptor (I 1 - R): a novel target for the treatment of pain Characteristics 1 - Transmembrane receptor - Distinct from α 2 AR and MAO receptor subtypes - No sequence similarity to GPCRs or ATP - sensitive K+ channels - Shares similarities to ryanodine and cytokine receptors Mouse studies 2 - I 1 - R null mice show no difference in systolic blood pressure or heart rate compared to wild type - I 1 - R null mice show a reduction in pain threshold compared to wild type in both the hot plate and tail flick tests Hot Plate Test 1 Piletz JE et al, DNA Cell Biol 2000; 19:319. 2 Zhang L et al, CNS Neurosci Ther 2013;19:978. TNX - 201 is an Investigational New Drug and is not approved for any indication .

41 Intellectual property Composition - of - matter (eutectic) - Patents filed - Protection expected to 2034 Pharmacokinetics (PK) - Patents filed - Protection expected to 2033 Method - of - use - Fibromyalgia: patents issued, 3Q 2020 expiry - PTSD: patents filed Tonmya / TNX - 102 SL Fibromyalgia, PTSD Composition - of - matter (isomer) - Patents filed - Protection expected to 2033 TNX - 201 Headache Tonmya , TNX - 102 SL and TNX - 201 are Investigational New Drugs and are not approved for any indication. Wholly - owned by Tonix with no obligations to others

42 Financial overview NASDAQ: TNXP Cash reported at March 31 , 2015 $ 58.2 million Shares outstanding (June 6, 2015) 16.1 million

43 Management team Seth Lederman, MD President & CEO Leland Gershell, MD, PhD Chief Financial Officer Bruce Daugherty, PhD Chief Scientific Officer Ronald Notvest, PhD SVP, Commercial Planning & Development Gregory Sullivan, MD Chief Medical Officer

44 Board of directors Seth Lederman, MD Chairman Ernest Mario, PhD ALZA, Glaxo, Reliant Pharma John Rhodes NYSERDA, NRDC, Booz Allen Hamilton Samuel Saks, MD Jazz Pharma, ALZA, Johnson & Johnson Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Stuart Davidson Labrador Ventures, Alkermes , Combion Patrick Grace Apollo Philanthropy, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University

Milestones – recent and upcoming

45

Tonmya – Fibromyalgia

- ☑ May 2015 — Began Phase 3 AFFIRM study
- ☑ June 2015 — Presented additional data from Phase 2b BESTFIT study at EULAR
- ☐ 2H 2016 — Report top-line results from AFFIRM study

TNX-102 SL – Post-Traumatic Stress Disorder

- ☑ January 2015 — Began Phase 2 AtEase study in military-related PTSD
- ☐ 1H 2016 — Report top-line results from AtEase study

TNX-201 – Episodic Tension-Type Headache

- ☑ June 2015 — Began randomization in proof-of-concept Phase 2 study
- ☑ June 2015 — Presented non-clinical data at AHS (receptor, migraine models)
- ☐ 4Q 2015 — Report top-line results from proof-of-concept Phase 2 study

Tonmya / TNX-102 SL and TNX-201 are Investigational New Drugs and are not approved for any indication.

TONIX PHARMACEUTICALS

46 Developing innovative medicines for large and growing markets Common and chronic disorders of the CNS Next - generation medicines with transformative treatment potential Late - stage candidates supported by human experience Capitalized to achieve key readouts in all of our clinical - stage programs

NASDAQ: TNXP 509 Madison Avenue New York, NY 10022 (212) 980 - 9155 www.tonixpharma.com